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                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation"), hereby appoints Richard A. Cheap, Peter Geier, and Michael J. McMennamin, as his or her attorneys, or any of them, with power to act without the other, as his or her attorney, to sign, in his or her name and on his or her behalf and in any and all capacities as stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, an additional 284,515 shares of Common Stock, without par value, to be purchased, sold, and distributed by the Corporation pursuant to the Corporation's Long-Term Incentive Compensation Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys and each of them the full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his or her substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents effective this 14th day of November 2000.


     SIGNATURE                                TITLE
     ---------                                -----

/s/ Frank Wobst                    Chairman, Chief Executive Officer, and
---------------------------        Director (principal executive officer)
Frank Wobst


/s/ Peter Geier                    President, Chief Operating Officer, and
---------------------------        Director
Peter Geier


/s/ Michael J. McMennamin          Executive Vice President and Chief Financial
-------------------------          Officer (principal financial officer and
Michael J. McMennamin              principal accounting officer)


/s/Don M. Casto, III               Director
---------------------------
Don M. Casto, III


/s/ Don Conrad                     Director
---------------------------
Don Conrad


/s/ John B. Gerlach, Jr.           Director
---------------------------
John B. Gerlach, Jr.


/s/ Patricia T. Hayot              Director
---------------------------
Patricia T. Hayot


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/s/ Wm. J. Lhota                   Director
---------------------------
Wm. J. Lhota


/s/ Robert H. Schottenstein        Director
---------------------------
Robert H. Schottenstein


/s/ George A. Skestos              Director
---------------------------
George A. Skestos


/s/ Lewis R. Smoot, Sr.            Director
---------------------------
Lewis R. Smoot, Sr.


/s/Timothy P. Smucker              Director
---------------------------
Timothy P. Smucker


/s/ William  J. Williams           Director
---------------------------
William J. Williams